Summary of Significant Accounting Policies (Policies)	12 Months Ended
Jan. 31, 2014
Accounting Policies [Abstract]
Description of Business

Description of Business – Layne Christensen Company and subsidiaries (together, “Layne” and “our”) is a global water management, construction and drilling company. Layne operates throughout North America as well as in parts of Africa, Australia, South America, and Italy. Its customers include government agencies, investor-owned water utilities, industrial companies, global mining companies, consulting and engineering firms, heavy civil construction contractors, oil and gas companies and agribusinesses. Layne has ownership interest in certain foreign affiliates operating in Mexico and Latin America (see Note 3 to the Consolidated Financial Statements).

Fiscal Year	Fiscal Year – Layne’s fiscal year end is January 31. References to fiscal years are to the twelve months then ended.
Investment in Affiliated Companies

Investment in Affiliated Companies – Investments in affiliates (20% to 50% owned) in which Layne has the ability to exercise significant influence, but do not hold a controlling interest over operating and financial policies are accounted for by the equity method. Layne’s investments in affiliates are carried at the cost of the investment consideration at the date acquired, plus Layne’s equity in undistributed earnings (losses) from that date. Layne evaluates its equity method investments for impairment at least annually or when events or changes in circumstances indicate there is a loss in value of the investment that is other than a temporary decline.

Principles of Consolidation

Principles of Consolidation – The Consolidated Financial Statements include the accounts of Layne and all of our subsidiaries where it exercises control. For investments in subsidiaries that are not wholly-owned, but where Layne exercises control, the equity held by the minority owners and their portions of net income (loss) are reflected as noncontrolling interests. All significant intercompany accounts and transactions have been eliminated in consolidation. In the notes to consolidated financial statements, all dollar and share amounts in tabulations are in thousands of dollars and shares, respectively, unless otherwise indicated.

Presentation

Presentation – As discussed further in Note 15 to the Consolidated Financial Statements, Layne sold one of its components, Costa Fortuna ("Costa Fortuna"), previously reported in the Geoconstruction operating segment. The sale was completed on July 31, 2014. Layne reclassified the operations of Costa Fortuna as a discontinued operation for the periods ended January 31, 2014 and January 31, 2013 (after it was 100% acquired on May 30, 2012). Amounts presented on the Consolidated Balance Sheets have also been reclassified.

Borrowings and payments under the revolving loan facilities were previously reported as net borrowings under revolving loan facilities and as net repayments under revolving loan facilities within the consolidated statement of cash flows, rather than as gross amounts as required by ASC 230, “Statement of Cash Flows.” The presentation for the years ended January 31, 2013 and 2012 have been corrected in the accompanying Consolidated Financial Statements to present borrowing and payments under the revolving loan facilities on a gross basis, rather than a net basis, to conform to this requirement. The change in presentation had no effect on net cash provided by (used in) financing activities and does not affect Layne’s consolidated balance sheets or statements of operations. Accordingly, Layne’s historical net loss, loss per share, total assets and cash and cash equivalents remain unchanged.

Use of and Changes in Estimates

Use of and Changes in Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates and assumptions about future events and their effects cannot be perceived with certainty, and accordingly, these estimates may change as new events occur, as more experience is acquired, as additional information is obtained and as Layne’s operating environment changes. While Layne believes that the estimates and assumptions used in the preparation of the Consolidated Financial Statements are appropriate, actual results could differ from those estimates.

Foreign Currency Transactions and Translation

Foreign Currency Transactions and Translation – In accordance with ASC Topic 830, “Foreign Currency Matters”, gains and losses resulting from foreign currency transactions are included in the consolidated statements of operations. Assets and liabilities of non-U.S. subsidiaries whose functional currency is the local currency are translated into U.S. dollars at exchange rates prevailing at the balance sheet date. Revenues and expenses are translated at average exchange rates during the year. The net exchange differences resulting from these translations are reported in accumulated other comprehensive income (loss).

The cash flows and financing activities of Layne’s Mexican and most of its African operations are primarily denominated in the U.S. dollar. Accordingly, these operations use the U.S. dollar as their functional currency.

Other foreign subsidiaries and affiliates use local currencies as their functional currency.

Net foreign currency transaction losses for FY2014, FY2013 and FY2012 were $0.1 million, $1.2 million and $0.3 million, respectively, and are recorded in other income (expense), net in the accompanying consolidated statements of operations.

Revenue Recognition

Revenue Recognition – Revenues are recognized on large, long-term construction contracts meeting the criteria of ASC Topic 605-35 “Construction-Type and Production-Type Contracts”, using the percentage-of-completion method based upon the ratio of costs incurred to total estimated costs at completion. Contract price and cost estimates are reviewed periodically as work progresses and adjustments proportionate to the percentage of completion are reflected in contract revenues in the reporting period when such estimates are revised. The nature of accounting for contracts is such that refinements of the estimating process for changing conditions and new developments are continuous and characteristic of the process. Many factors can and do change during a contract performance period which can result in a change to contract profitability from one financial reporting period to another. Some of the factors that can change the estimate of total contract revenue and cost include differing site conditions (to the extent that contract remedies are unavailable), the availability of skilled contract labor, the performance of major material suppliers, the performance of major subcontractors, unusual weather conditions and unexpected changes in material costs. These factors may result in revision to costs and income and are recognized in the period in which the revisions are determined. Provisions for estimated losses on uncompleted construction contracts are made in the period in which such losses are determined. When the estimate on a contract indicates a loss, the entire loss is recorded during the accounting period in which it is estimated. Management focuses on evaluating the performance of contracts individually. In the ordinary course of business, but at least quarterly, Layne prepares updated estimates of the total forecasted revenue, cost and profit or loss for each contract. The cumulative effect of revisions in estimates of the total forecasted estimates of the total forecasted revenue and costs, including unapproved change orders and claims, during the course of the contract is reflected in the accounting period in which the facts that caused the revision become known. Because Layne has many contracts in process at any given time, these changes in estimates can offset each other, minimizing the impact on overall profitability. However, large changes in cost estimates on larger, more complex construction projects can have a material impact on the financial statements and are reflected in results of operations when they become known.

Layne records revenue on contracts relating to unapproved change orders and claims by including in revenue an amount less than or equal to the amount of the costs incurred by us to date for contract price adjustments that Layne seeks to collect from customers for delays, errors in specifications or designs, change orders in dispute or unapproved as to scope or price, or other unanticipated additional costs, in each case when recovery of the costs is considered probable. The amount of unapproved change orders and claim revenues are included in our consolidated balance sheets as part of costs and estimated earnings in excess of billings. When determining the likelihood of eventual recovery, Layne considers such factors as its experience on similar projects and our experience with the customer. As new facts become known, an adjustment to the estimated recovery is made and reflected in the current period.

As allowed by ASC Topic 605-35, revenue is recognized on smaller, short-term construction contracts using the completed contract method. Provisions for estimated losses on uncompleted construction contracts are made in the period in which such losses are determined. Layne determines contracts such as these are completed based on acceptance by the customer.

Contracts for mineral exploration drilling services within Mineral Services are billable based on the quantity of drilling performed. Revenues are recognized in terms of the value of total work performed to date on the basis of actual footage or meterage drilled.

Revenues for direct sales of equipment and other ancillary products not provided in conjunction with the performance of construction contracts are recognized at the date of delivery to, and acceptance by, the customer. Provisions for estimated warranty obligations are made in the period in which the sales occur.

Revenues for the sale of oil and gas by Layne’s discontinued Energy division were recognized on the basis of volumes sold at the time of delivery to an end user or an interstate pipeline, net of amounts attributable to royalty or working interest holders.

Layne’s revenues are presented net of taxes imposed on revenue-producing transactions with its customers, such as, but not limited to, sales, use, value-added and some excise taxes.

Inventories

Inventories – Layne values inventories at the lower of cost or market. Cost of U.S. inventories and the majority of foreign operations are determined using the average cost method, which approximates FIFO. Inventories consist primarily of finished goods, supplies and raw materials. Finished goods of $4.0 million and $3.2 million, supplies of $34.7 million and $41.9 million and raw materials of $3.1 million and $1.8 million were included in inventories in the consolidated balance sheet as of January 31, 2014 and 2013, respectively.

Property and Equipment and Related Depreciation

Property and Equipment and Related Depreciation – Property and equipment (including major renewals and improvements) are recorded at cost less accumulated depreciation. Depreciation is provided using the straight-line method. Depreciation expense was $54.9 million, $57.4 million and $55.0 million in FY2014, FY2013 and FY2012, respectively. The useful lives used for the items within each property classification are as follows:

Classification	Years
Buildings	15 - 35
Machinery and equipment	3 - 10

Oil and Gas Properties and Mineral Interests

Oil and Gas Properties and Mineral Interests – Layne sold the assets of the Energy division October 1, 2012. Prior to the sale, Layne followed the full-cost method of accounting for oil and gas properties. Under this method, all productive and nonproductive costs incurred in connection with the exploration for and development of oil and gas reserves were capitalized. Such capitalized costs included lease acquisition, geological and geophysical work, delay rentals, drilling, completing and equipping oil and gas wells, salaries, benefits and other internal salary-related costs directly attributable to these activities. Costs associated with production and general corporate activities were expensed in the period incurred. Normal dispositions of oil and gas properties were accounted for as adjustments of capitalized costs, with no gain or loss recognized. Capitalized costs were depleted based on units of production. Depletion expense was $2.9 million in FY2013.

Reserve Estimates

Reserve Estimates – Prior to the sale of the assets of the Energy division, Layne’s estimates of oil and gas reserves, by necessity, were projections based on geologic and engineering data, and there are uncertainties inherent in the interpretation of such data as well as the projection of future rates of production and the timing of development expenditures. Reserve engineering is a subjective process of estimating underground accumulations of oil and gas that are difficult to measure. The accuracy of any reserve estimate is a function of the quality of available data, engineering and geological interpretation and judgment. Estimates of economically recoverable gas reserves and future net cash flows necessarily depend upon a number of variable factors and assumptions, such as historical production from the area compared with production from other producing areas, the assumed effects of regulations by governmental agencies and assumptions governing oil and gas prices, future operating costs, severance, ad valorem and excise taxes, development costs and workover and remedial costs, all of which may in fact vary considerably from actual results. For these reasons, estimates of the economically recoverable quantities of oil and gas attributable to any particular group of properties, classifications of such reserves based on risk of recovery, and estimates of the future net cash flows expected there from may vary substantially. Any significant variance in the assumptions would have materially affected the estimated quantity and value of the reserves, which would have affected the carrying value of oil and gas properties and the rate of depletion of the oil and gas properties. Actual production, revenues and expenditures with respect to reserves could have varied from estimates, and those variances could have been material.

Goodwill

Goodwill –In accordance with ASC Topic 350-20, “Intangibles-Goodwill and Other”, Layne is required to test for the impairment of goodwill on at least an annual basis. Layne conducts this evaluation annually as of December 31 or more frequently if events or changes in circumstances indicate that goodwill might be impaired. The evaluation is performed by using a two-step process. In the first step, the fair value of each reporting unit is compared with the carrying amount of the reporting unit, including goodwill. If the estimated fair value of the reporting unit is less than the carrying amount of the reporting unit, then a second step must be completed in order to determine the amount of the goodwill impairment that should be recorded. In the second step, the implied fair value of the reporting unit’s goodwill is determined by allocating the reporting unit’s fair value to all of its assets and liabilities other than goodwill (including any unrecognized intangible assets) in a manner similar to a purchase price allocation. The resulting implied fair value of the goodwill that results from the application of this second step is then compared to the carrying amount of the goodwill and an impairment charge is recorded for the difference. Fair value is estimated using discounted cash flows of the reporting unit and other market-related valuation models, including earnings multiples and comparable asset market values which would be a Level 3 valuation (See Note 13 to the Consolidated Financial Statements for discussion of Level 1, 2 and 3 inputs.).

In making an assessment of fair value, Layne relies on current and past experience concerning its industry cycles. Rates used to discount future cash flows are dependent upon interest rates and the cost of capital at a point in time. There are inherent uncertainties related to these factors and management’s judgment in applying them to the analysis of goodwill impairment.

Layne considers both a market approach and an income approach in estimating the fair value of each reporting unit in its analysis. The market approach may include use of the guideline transaction method, the guideline company method, or both. The guideline transaction method makes use of available transaction price data of companies engaged in the same or similar lines of business as the respective reporting unit. The guideline company method uses market multiples of publicly traded companies with operating characteristics similar to the respective reporting unit. The income approach uses projections of each reporting unit’s estimated cash flows discounted using a weighted average cost of capital that reflects current market conditions. Layne also compares the aggregate fair value of its reporting units to its market capitalization plus a control premium.

The assumptions used in the income approach, which are subject to change as a result of changing economic and competitive conditions, are as follows:

•	Anticipated future cash flows and long-term growth rates for each reporting unit. The income approach to determining fair value relies on the timing and estimates of future cash flows, including an estimate of long-term growth rates. The projections use management’s estimates of economic and market conditions over the projected period including growth rates in sales and estimates of expected changes in operating margins. Layne’s projections of future cash flows are subject to change as actual results are achieved that differ from those anticipated. Actual results could vary significantly from estimates.

•	Selection of an appropriate discount rate. The income approach requires the selection of an appropriate discount rate, which is based on a weighted average cost of capital analysis. The discount rate is subject to changes in short-term interest rates and long-term yield as well as variances in the typical capital structure of marketplace participants in Layne’s industry. The discount rate is determined based on assumptions that would be used by marketplace participants, and for that reason, the capital structure of selected marketplace participants was used in the weighted average cost of capital analysis. Given the current volatile economic conditions, it is possible that the discount rate could change.

See Note 5 to the Consolidated Financial Statements for a discussion of the impairment charges recorded in FY2014 and FY2012.

Intangible Assets

Intangible Assets – Other intangible assets primarily consist of trademarks, software and software licenses. Intangible assets are being amortized using the straight-line method over their estimated useful lives, which range from three to thirty-five years.

Other Long-lived Assets

Other Long-lived Assets – Long-lived assets, including amortizable intangible assets are reviewed for recoverability whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. See Note 5 to the Consolidated Financial Statements for a discussion of the impairments recorded in FY2013 and FY2012.

Cash and Cash Equivalents

Cash and Cash Equivalents – Layne considers investments with an original maturity of three months or less when purchased to be cash equivalents. Layne’s cash equivalents are subject to potential credit risk. Cash management and investment policies restrict investments to investment grade, highly liquid securities. The carrying value of cash and cash equivalents approximates fair value.

Restricted Deposits	Restricted Deposits – Restricted deposits consist of escrow funds associated primarily with acquisitions.
Allowance for Uncollectible Accounts Receivable

Allowance for Uncollectible Accounts Receivable – Layne makes ongoing estimates relating to the collectability of its accounts receivable and maintains an allowance for estimated losses resulting from the inability of its customers to make required payments. In determining the amount of the allowance, Layne makes judgments about the creditworthiness of significant customers based on ongoing credit evaluations, and also considers a review of accounts receivable aging, industry trends, customer financial strength, credit standing and payment history to assess the probability of collection. Bad debt is expensed in selling, general and administrative costs.

Layne does not establish an allowance for credit losses on long-term contract unbilled receivables. Adjustments to unbilled receivables related to credit quality, if they occur, are accounted for as a reduction of revenue.

Concentration of Credit Risk

Concentration of Credit Risk – Layne grants credit to its customers, which may include concentrations in state and local governments. Although this concentration could affect its overall exposure to credit risk, management believes that its portfolio of accounts receivable is sufficiently diversified, thus spreading the credit risk. To manage this risk, management performs periodic credit evaluations of Layne’s customers’ financial condition, including monitoring its customers’ payment history and current credit worthiness. Layne does not generally require collateral in support of its trade receivables, but may require payment in advance or security in the form of a letter of credit or bank guarantee. During FY2014, FY2013 and FY2012, no individual customer accounted for more than 10% of Layne’s consolidated revenues.

Accrued Insurance Expense

Accrued Insurance Expense – Layne maintains insurance programs where it is responsible for a certain amount of each claim up to a self-insured limit. Estimates are recorded for health and welfare, workers’ compensation, property and casualty insurance costs that are associated with these programs. These costs are estimated based in part on actuarially determined projections of future payments under these programs. Should a greater amount of claims occur compared to what was estimated or costs of the medical profession increase beyond what was anticipated, reserves recorded may not be sufficient and additional costs to the Consolidated Financial Statements could be required.

Costs estimated to be incurred in the future for employee health and welfare benefits, workers’ compensation, property and casualty insurance programs resulting from claims which have been incurred are accrued currently. Under the terms of the agreement with the various insurance carriers administering these claims, Layne is not required to remit the total premium until the claims are actually paid by the insurance companies. These costs are not expected to significantly impact liquidity in future periods.

Fair Value of Financial Instruments

Fair Value of Financial Instruments – The carrying amounts of financial instruments, including cash and cash equivalents, customer receivables and accounts payable, approximate fair value at January 31, 2014 and 2013, because of the relatively short maturity of those instruments. See Note 7 to the Consolidated Financial Statements for disclosure regarding the fair value of indebtedness of Layne and Note 13 to the Consolidated Financial Statements for other fair value disclosures.

Litigation and Other Contingencies

Litigation and Other Contingencies – Layne is involved in litigation incidental to its business, the disposition of which is not expected to have a material effect on the business, financial position, results of operations or cash flows. It is possible, however, that future results of operations for any particular quarter or annual period could be materially affected by changes in Layne’s assumptions related to these proceedings. If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability is accrued in Layne’s Consolidated Financial Statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, is disclosed. These provisions are reviewed at least quarterly and adjusted to reflect the impacts of negotiations, settlements, rulings, advice of legal counsel, and other information and events pertaining to a particular case.

Supplemental Cash Flow Information

Supplemental Cash Flow Information –The amounts paid for income taxes, interest and non-cash investing and financing activities were as follows:

	Years Ended January 31,
(in thousands)	2014	2013	2012
Income taxes	$8,546	$20,234	$18,616
Interest	3,591	3,972	1,795
Noncash investing and financing activities:
Preferred units received in SolmeteX, LLC	466	—	—
Accrued capital additions	1,096	1,896	3,537
Deferred debt issuance costs	—	—	1,716
Capital lease obligations	1,440	—	300

Additionally, during FY2012, Layne entered into financing obligations for software licenses amounting to $1.3 million, payable over three years. The associated assets are recorded as other intangible assets, net in the balance sheet.

Income Taxes

Income Taxes – Income taxes are provided using the asset/liability method, in which deferred taxes are recognized for the tax consequences of temporary differences between the financial statement carrying amounts and tax bases of existing assets and liabilities. Deferred tax assets are reviewed for recoverability and valuation allowances are provided as necessary. Provision for U.S. income taxes on undistributed earnings of foreign subsidiaries and affiliates is made only on those amounts in excess of funds considered to be invested indefinitely. In general, Layne records income tax expense during interim periods based on its best estimate of the full year’s effective tax rate. However, income tax expense relating to adjustments to Layne’s liabilities for uncertainty in income tax positions for prior reporting periods are accounted for discretely in the interim period in which it occurs. Income tax expense relating to adjustments for current year uncertain tax positions is accounted for as a component of the adjusted annualized effective tax rate.

In assessing the need for a valuation allowance, Layne considers both positive and negative evidence related to the likelihood of realization of the deferred tax assets. The weight given to the positive and negative evidence is commensurate with the extent to which the evidence may be objectively verified. Accounting guidance states that a cumulative loss in recent years is a significant piece of negative evidence that is difficult to overcome in determining that a valuation allowance is not needed against deferred tax assets. As such, it is generally difficult for positive evidence regarding projected future taxable income exclusive of reversing taxable temporary differences to outweigh objective negative evidence of recent financial reporting losses. In preparing future taxable income projections, Layne considers the periods in which future reversals of existing taxable and deductible temporary differences are likely to occur, future taxable income, taxable income available in prior carryback years and the availability of tax-planning strategies when determining the ability to realize recorded deferred tax assets. See Note 9 to the Consolidated Financial Statements for additional disclosures related to the realization of deferred tax assets.

Layne’s estimate of uncertainty in income taxes is based on the framework established in the accounting for income taxes guidance. This guidance addresses the determination of how tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Layne recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. For tax positions that meet this recognition threshold, Layne applies judgment, taking into account applicable tax laws and experience in managing tax audits, to determine the amount of tax benefits to recognize in the financial statements. For each position, the difference between the benefit realized on Layne’s tax return and the benefit reflected in the financial statements is recorded as a liability in the consolidated balance sheet. This liability is updated at each financial statement date to reflect the impacts of audit settlements and other resolution of audit issues, expiration of statutes of limitation, developments in tax law and ongoing discussions with taxing authorities.

Income (Loss) Per Share

Income (Loss) Per Share – Income (loss) per common share is computed by dividing net earnings available to common stockholders by the weighted average number of common shares outstanding during the period. For periods in which Layne recognizes net income, diluted earnings per common share is computed in the same way as basic earnings per common share except that the denominator is increased to include the number of additional common shares that would be outstanding if all potential common shares had been issued that were dilutive. For periods in which the Company recognizes losses, the calculation of diluted earnings per share is the same as the calculation of basic earnings per share. Options to purchase common stock are included based on the treasury stock method for dilutive earnings per share except when their effect is antidilutive. The Convertible Notes are included in the calculation of diluted loss per share if their inclusion is dilutive under the if-converted method. Options to purchase 1,311,764, 1,285,303 and 1,133,211 shares have been excluded from weighted average shares in FY2014, FY2013 and FY2012, respectively, as their effect was antidilutive. A total of 292,423, 275,666 and 226,919 non-vested shares have been excluded from weighted average shares in FY2014, FY2013 and FY2012, respectively, as their effect was antidilutive.

Share-Based Compensation

Share-Based Compensation – Layne recognizes the cost of all share-based instruments in the financial statements using a fair-value measurement of the associated costs. The fair value of share-based compensation granted in the form of stock options is determined using a lattice valuation model. In addition, Layne granted certain market based awards during the first, second and third quarters of FY2014, which were valued using the Monte Carlo simulation model.

Unearned compensation expense associated with the issuance of non-vested shares is amortized on a straight-line basis as the restrictions on the stock expire, subject to achievement of certain contingencies.

Research and Development Costs

Research and Development Costs – Research and development costs charged to expense during FY2014, FY2013 and FY2012 were $0.2 million, $0.3 million and $1.6 million, respectively, and are recorded in selling, general and administrative expenses in the accompanying consolidated results of operations

New Accounting Pronouncements	New Accounting Pronouncements – See Note 17 to the Consolidated Financial Statements for a discussion of new accounting pronouncements and their impact.